Scout Investments

Scout International Fund

Supplement dated December 31, 2014 to the Summary Prospectus dated October 31, 2014

The purpose of this supplement is to update the Summary Prospectus regarding the addition of Angel M. Lupercio to the portfolio management team of the Scout International Fund (the “Fund”).  Effective January 1, 2015, Mr. Lupercio will serve as a co-portfolio manager of the Fund.

Therefore, effective January 1, 2015, the following change is made to the Summary Prospectus:

The table in the “Investment Advisor and Portfolio Managers” section of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Experience Managing the Fund
Michael D. Stack	Lead Portfolio Manager of the Fund
Assistant Portfolio Manager from February 2006 through December 2007; Co-Portfolio Manager from April 2012 through March 30, 2014; Co-Lead Portfolio Manager from March 31, 2014 through December 31, 2014; Lead Portfolio Manager since January 1, 2015

Michael P. Fogarty	Co-Portfolio Manager of the Fund	From 2003 to 2007 and from June 2011 to present
Angel M. Lupercio	Co-Portfolio Manager of the Fund	Since January 1, 2015

You should keep this Supplement for future reference. Additional copies of the Summary Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments